                       SEMIANNUAL REPORT / APRIL 30, 2002

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                           ALL IN A CROWD BY DIANA ONG

     ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE BABY-BOOM

   GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS GENERATION DOMINATES THE

          ECONOMY AND MAY PROPEL THE STOCK MARKET FOR THE NEXT DECADE.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO AND FUND DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o The fund's average annual total returns (including sales charges) for periods ended 4/30/02 are as follows: Class A shares, inception (6/7/99), -9.67%; one year, -25.87%. Class B shares, inception (6/7/99), -9.46%; one year, -26.05%. Class C shares, inception (6/7/99), -8.50%; one year, -22.93%.

o In addition to the returns as of 4/30/02 shown above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, inception (6/7/99), -7.59%; one year, -8.83%. Class B shares, inception (6/7/99), -7.33%; one year, -8.94%. Class C shares, inception (6/7/99), -6.32%; one year -5.11%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o Harry S. Dent's stock market scenario is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and service patterns and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the 3,000 largest U.S.companies based on market capitalization.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the '90s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, despite continuing weakness in many large-cap growth stocks--the type of stocks in which the fund invests a considerable portion of its net assets--AIM Dent Demographic Trends Fund delivered positive returns for the reporting period. Class A shares returned 3.41%, excluding sales charges, outpacing the U.S. stock market as a whole, as measured by the S&P 500, which returned 2.31% for the same six months. The fund's increased Asian (excluding Japan) exposure helped fund performance, as Asia was one of the best performing regions in the world in terms of economic growth and stock market performance.

   You can always find timely information about your fund and the markets in general on our Web site, www.aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at (800) 959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND PERFORMANCE BENEFITS FROM IMPROVING ECONOMY


HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM DURING THE REPORTING PERIOD?

Despite continuing weakness in many large-cap growth stocks--the type of stocks in which the fund invests a considerable portion of its net assets--AIM Dent Demographic Trends Fund delivered positive returns for the reporting period. For the six months ended April 30, 2002 the fund's Class A, Class B and Class C shares returned 3.41%, 3.07% and 3.07% at net asset value--that is, excluding sales charges.

   The fund's results were slightly below those of its benchmark index, the Russell 3000 Index, which returned 4.49% for the reporting period. The fund outperformed the U.S. stock market as a whole, as measured by the S&P 500, which returned 2.31%.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

Economic signals remained mixed throughout the reporting period. Gross domestic product (GDP, the broadest measure of U.S. economic activity) grew at a modest annualized rate of 1.7% in the fourth quarter of 2001--but grew at an explosive annualized rate of 5.6% in the first quarter of 2002. Corporate earnings were weak for much of the reporting period, but ended on an encouraging note. As of the close of the reporting period, 61% of companies in the S&P 500 reported stronger-than-expected earnings, 24% reported earnings in line with expectations and 15% reported weaker-than-expected earnings. Unemployment, a lagging indicator, rose from 5.4% on October 31, 2001 to 6.0% on April 30, 2002--a rate not seen since 1994.

   The Federal Reserve Board (the Fed) noted these mixed signals in its April "beige book" report: "Almost all Federal Reserve Districts reported signs of improvement or actual increases in economic activity. While the overall tone was positive, a few districts expressed qualifications about the pace of recovery or the strength of their regional economies." Given this uncertainty, the Fed held short-term interest rates steady at historically low levels and continued to warn that risks to the economy were evenly weighted between weakness and inflation.

HOW DID YOU MANAGE THE FUND?

While we continued to manage the fund as spelled out in its prospectus, we made several adjustments to the fund during the reporting period. We continued to position it for economic recovery, but we also increased the number of holdings to improve diversification. The fund held 99 stocks at the start of the reporting period and 105 at its close.

   We did this for two reasons. First, while diversification is always important, it's absolutely critical in the current uncertain earnings environment. Second, Harry Dent favored greater exposure to biotechnology stocks; because many biotechnology companies are somewhat illiquid, more names are needed to balance representation within that industry with prudent diversification.

   During late 2001, we increased our semiconductor holdings as inventories fell and orders seemed to be increasing. Indeed, we increased our exposure to technology and cyclical companies, since many of those companies typically are among the first to recover after an economic slowdown. We reduced our total health care holdings, particularly our pharmaceutical holdings. Many "big pharma" stocks struggled as patents expired on blockbuster drugs and as generic substitutes became available for formerly patented medications.

   At the close of the reporting period, the fund was overweight information technology, consumer discretionary and financial services stocks and underweight health

================================================================================

FUND AT A GLANCE

AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.

                                    [PHOTO]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies that are expected to benefit from long-term demographic, economic and lifestyle trends as forecast by best-selling author and internationally known strategic consultant Harry S. Dent, Jr., who is a subadvisor to the fund

o Does not attempt short-term market timing, but instead considers how long-term demographic trends may benefit individual companies

o Considers U.S. multinational presence in Asia (ex-Japan) along with direct investments in Asian stocks when determining the fund's non-U.S. exposure relative to Dent's allocation guidelines to that region

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets


===========================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------

 1. Johnson & Johnson                       3.2%    1. Semiconductors                 10.9%

 2. Pfizer Inc.                             2.7     2. Pharmaceuticals                 9.2

 3. American International Group, Inc.      2.2     3. Diversified Financial Services  8.0

 4. Applied Materials, Inc.                 2.1     4. Semiconductor Equipment         6.0

 5. Microsoft Corp.                         2.1     5. Biotechnology                   5.8

 6. VERITAS Software Corp.                  2.0     6. Systems Software                4.9

 7. Cisco Systems, Inc.                     1.8     7. Broadcasting & Cable TV         3.6

 8. Microchip Technology Inc.               1.8     8. Networking Equipment            3.5

 9. Lam Research Corp.                      1.8     9. Multi-Line Insurance            3.0

10. Univision Communications Inc.-Class A   1.8    10. Banks                           3.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================

care, consumer staples, industrials and energy stocks relative to its benchmark index.

DID YOU ADD TO THE FUND'S ASIAN HOLDINGS?

Yes. During the first quarter of 2002, we added several new Asian companies--and stocks of U.S. companies with considerable exposure to Asia--to the fund. Asian economies and stock markets were among the strongest in the world during the first quarter. Asian markets enjoyed success due in part to upward revisions in economic growth estimates and corporate earnings--as well as interest rate reductions in some countries. We continued to find compelling growth stocks, at attractive valuations, throughout Asia--and adding Asian holdings to the fund had the added benefit of reducing our exposure to U.S. market volatility.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS AT THE CLOSE OF THE REPORTING
PERIOD?

We'll mention three major holdings--two that performed well for the fund, and another that did not.

   JOHNSON & JOHNSON, one of the world's largest and most diversified health care companies, is a leader in the consumer products, medical devices and diagnostics, and pharmaceutical industries. This diversification, together with the company's strong management and financial resources, positions the company to benefit from an aging population.

   MICROCHIP TECHNOLOGY makes specialized embedded semiconductors used by more than 30,000 customers in many different automotive, computing, consumer, industrial and networking applications. Exports account for more than two-thirds of the company's sales, and in early April the company announced that it received more new orders than it shipped--which is often a leading indicator of strong financial performance going forward.

   MICROSOFT is a stock that hasn't performed particularly well for the fund. It remains the world's largest computer software company--and it is expanding into Internet access, cable television and video game consoles. But the company's legal woes continue. At the close of the reporting period it was locked in battle with nine states seeking tough sanctions against the company. However, the company continues to earn more than its competitors and to maintain a strong balance sheet.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Major market indexes were up strongly during the fourth quarter of 2001, but their performance for the reporting period as a whole was mixed--which could be attributed largely to investor unease about reports of questionable corporate accounting practices and a lack of candor by some Wall Street analysts. Continuing turmoil in the Middle East also undermined investor confidence and contributed to this mixed performance.

   Nonetheless, the ingredients for continued economic recovery remained in place: inflation was virtually nonexistent, corporate profit margins were improving and short-term interest rates remained low. Despite slipping in April, consumer confidence generally rose over the reporting period and consumer spending, which accounts for two-thirds of economic activity, remained healthy. Investors continued to hold considerable amounts of cash in lower-earning money market accounts--money that could potentially be invested in stocks once signs of economic recovery and stock market appreciation become less ambiguous.

PORTFOLIO MANAGEMENT TEAM

Edgar M. Larsen
Lanny H. Sachnowitz

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                              MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-86.63%

ADVERTISING-2.40%

Interpublic Group of Cos., Inc. (The)            200,000   $  6,176,000
-----------------------------------------------------------------------
Lamar Advertising Co.(a)                         300,000     12,879,000
=======================================================================
                                                             19,055,000
=======================================================================

APPAREL & ACCESSORIES-0.28%

Coach, Inc.(a)                                    40,000      2,240,000
=======================================================================

APPAREL RETAIL-2.63%

Abercrombie & Fitch Co.-Class A(a)               125,000      3,750,000
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                        175,000      7,607,250
-----------------------------------------------------------------------
Limited, Inc. (The)                              500,000      9,580,000
=======================================================================
                                                             20,937,250
=======================================================================

APPLICATION SOFTWARE-1.40%

BEA Systems, Inc.(a)                             350,000      3,752,000
-----------------------------------------------------------------------
Electronic Arts Inc.(a)                          125,000      7,381,250
=======================================================================
                                                             11,133,250
=======================================================================

BANKS-2.11%

Bank of America Corp.                            130,000      9,422,400
-----------------------------------------------------------------------
Investors Financial Services Corp.               100,000      7,364,000
=======================================================================
                                                             16,786,400
=======================================================================

BIOTECHNOLOGY-5.78%

Abgenix, Inc.(a)                                 170,000      2,398,700
-----------------------------------------------------------------------
Affymetrix, Inc.(a)                              125,000      3,171,250
-----------------------------------------------------------------------
Amgen Inc.(a)                                    200,000     10,576,000
-----------------------------------------------------------------------
BioMarin Pharmaceuticals Inc.(a)                 300,000      1,809,000
-----------------------------------------------------------------------
Cephalon, Inc.(a)                                 60,000      3,518,400
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         222,000      6,908,640
-----------------------------------------------------------------------
Human Genome Sciences, Inc.(a)                   189,000      2,974,860
-----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    108,000      5,934,600
-----------------------------------------------------------------------
ILEX Oncology, Inc.(a)                           115,000      1,884,850
-----------------------------------------------------------------------
Protein Design Labs, Inc.(a)                     190,000      3,412,400
-----------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                  85,000      3,388,100
=======================================================================
                                                             45,976,800
=======================================================================

BREWERS-1.05%

Coors (Adolph) Co.-Class B                       125,000      8,356,250
=======================================================================

BROADCASTING & CABLE TV-3.56%

Hispanic Broadcasting Corp.(a)                   300,000      8,046,000
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         350,000     13,986,000
-----------------------------------------------------------------------
Westwood One, Inc.(a)                            175,000      6,300,000
=======================================================================
                                                             28,332,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE


COMPUTER & ELECTRONICS RETAIL-0.41%

Circuit City Stores, Inc.-Circuit City Group     150,000   $  3,234,000
=======================================================================

COMPUTER HARDWARE-1.64%

Dell Computer Corp.(a)                           340,000      8,955,600
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        500,000      4,090,000
=======================================================================
                                                             13,045,600
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

EMC Corp.(a)                                     500,000      4,570,000
=======================================================================

CONSUMER FINANCE-0.60%

Capital One Financial Corp.                       80,000      4,791,200
=======================================================================

DATA PROCESSING SERVICES-2.44%

BISYS Group, Inc. (The)(a)                       330,000     11,286,000
-----------------------------------------------------------------------
Sabre Holdings Corp.                             175,000      8,137,500
=======================================================================
                                                             19,423,500
=======================================================================

DEPARTMENT STORES-0.65%

Kohl's Corp.(a)                                   70,000      5,159,000
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.03%

American Express Co.                             125,000      5,126,250
-----------------------------------------------------------------------
Citigroup Inc.                                   240,000     10,392,000
-----------------------------------------------------------------------
Goldman Sachs Group, Inc.                        126,000      9,922,500
-----------------------------------------------------------------------
Investment Technology Group, Inc.(a)             100,000      4,600,000
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        150,000      6,291,000
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 125,000      5,965,000
-----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                     300,000      3,417,000
-----------------------------------------------------------------------
Stilwell Financial, Inc.                         400,000      8,544,000
-----------------------------------------------------------------------
USA Education Inc.                               100,000      9,585,000
=======================================================================
                                                             63,842,750
=======================================================================

GENERAL MERCHANDISE STORES-1.65%

Target Corp.                                     300,000     13,095,000
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.53%

AmerisourceBergen Corp.                           80,000      6,200,000
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           60,000      5,952,000
=======================================================================
                                                             12,152,000
=======================================================================

HEALTH CARE EQUIPMENT-2.01%

Baxter International Inc.                        128,000      7,283,200
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         50,000      4,160,500
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         130,000      4,512,300
=======================================================================
                                                             15,956,000
=======================================================================


                                                              MARKET
                                                SHARES        VALUE

HEALTH CARE FACILITIES-0.77%

Triad Hospitals, Inc.(a)                         145,000   $  6,090,000
=======================================================================

HOME IMPROVEMENT RETAIL-1.31%

Home Depot, Inc. (The)                           225,000     10,433,250
=======================================================================

HOTELS-2.52%

Royal Caribbean Cruises Ltd.                     450,000     10,615,500
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.        250,000      9,450,000
=======================================================================
                                                             20,065,500
=======================================================================

HOUSEHOLD PRODUCTS-1.36%

Procter & Gamble Co. (The)                       120,000     10,831,200
=======================================================================

HOUSEWARES & SPECIALTIES-0.79%

Newell Rubbermaid Inc.                           200,000      6,280,000
=======================================================================

IT CONSULTING & SERVICES-0.54%

SunGard Data Systems Inc.(a)                     145,000      4,315,200
=======================================================================

MANAGED HEALTH CARE-0.92%

UnitedHealth Group Inc.                           83,000      7,288,230
=======================================================================

MOTORCYCLE MANUFACTURERS-0.83%

Harley-Davidson, Inc.                            125,000      6,623,750
=======================================================================

MOVIES & ENTERTAINMENT-0.18%

AOL Time Warner Inc.(a)                           75,000      1,426,500
=======================================================================

MULTI-LINE INSURANCE-3.04%

American International Group, Inc.               250,000     17,280,000
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    100,000      6,930,000
=======================================================================
                                                             24,210,000
=======================================================================

NETWORKING EQUIPMENT-3.51%

Brocade Communications Systems, Inc.(a)          350,000      8,956,500
-----------------------------------------------------------------------
Cisco Systems, Inc.(a)                         1,000,000     14,650,000
-----------------------------------------------------------------------
Emulex Corp.(a)                                  150,000      4,348,500
=======================================================================
                                                             27,955,000
=======================================================================

PHARMACEUTICALS-8.00%

Abbott Laboratories                              150,000      8,092,500
-----------------------------------------------------------------------
Allergan, Inc.                                    30,000      1,977,300
-----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                        225,000      6,223,500
-----------------------------------------------------------------------
Johnson & Johnson                                400,000     25,544,000
-----------------------------------------------------------------------
Pfizer Inc.                                      600,000     21,810,000
=======================================================================
                                                             63,647,300
=======================================================================

RESTAURANTS-1.87%

Brinker International, Inc.(a)                   250,000      8,610,000
-----------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)               100,000      6,306,000
=======================================================================
                                                             14,916,000
=======================================================================

SEMICONDUCTOR EQUIPMENT-5.28%

Applied Materials, Inc.(a)                       700,000     17,024,000
-----------------------------------------------------------------------
Lam Research Corp.(a)                            550,000     14,113,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Novellus Systems, Inc.(a)                        230,000   $ 10,902,000
=======================================================================
                                                             42,039,000
=======================================================================

SEMICONDUCTORS-8.46%

Altera Corp.(a)                                  300,000      6,168,000
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                        225,000      7,762,500
-----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)              209,200      4,163,080
-----------------------------------------------------------------------
Intel Corp.                                      400,000     11,444,000
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                     325,000     14,462,500
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                       250,000      5,925,000
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                        149,100      2,594,340
-----------------------------------------------------------------------
Semtech Corp.(a)                                 125,000      3,997,500
-----------------------------------------------------------------------
Texas Instruments Inc.                           350,000     10,825,500
=======================================================================
                                                             67,342,420
=======================================================================

SPECIALTY STORES-1.53%

Bed Bath & Beyond Inc.(a)                        125,000      4,646,250
-----------------------------------------------------------------------
Staples, Inc.(a)                                 375,000      7,488,750
=======================================================================
                                                             12,135,000
=======================================================================

SYSTEMS SOFTWARE-4.85%

Microsoft Corp.(a)                               315,000     16,461,900
-----------------------------------------------------------------------
Oracle Corp.(a)                                  650,000      6,526,000
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                        550,000     15,587,000
=======================================================================
                                                             38,574,900
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-2.13%

JDS Uniphase Corp.(a)                            900,000      3,906,000
-----------------------------------------------------------------------
Motorola, Inc.                                   600,000      9,240,000
-----------------------------------------------------------------------
QUALCOMM Inc.(a)                                 125,000      3,770,000
=======================================================================
                                                             16,916,000
=======================================================================
    Total Domestic Common Stocks (Cost
      $660,559,712)                                         689,175,250
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.08%

AUSTRALIA-0.61%

CSL Ltd. (Pharmaceuticals)                       230,000      4,835,980
=======================================================================

BERMUDA-1.00%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                   175,000      3,752,000
-----------------------------------------------------------------------
ACE Ltd. (Property & Casualty Insurance)          97,000      4,221,440
=======================================================================
                                                              7,973,440
=======================================================================

CANADA-0.44%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                125,000      3,462,500
=======================================================================

GERMANY-1.21%

Porsche A.G.-Pfd. (Automobile Manufacturers)      12,500      5,559,044
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)              125,000      4,075,000
=======================================================================
                                                              9,634,044
=======================================================================


                                                              MARKET
                                                SHARES        VALUE

ISRAEL-0.55%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                           200,000   $  4,389,200
=======================================================================

MEXICO-1.06%

Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                 3,000,000      8,393,171
=======================================================================

SOUTH KOREA-1.98%

Kookmin Bank (Banks)                             150,000      6,854,150
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronics
  Equipment & Instruments)                        30,000      8,890,613
=======================================================================
                                                             15,744,763
=======================================================================

SWITZERLAND-0.54%

Alcon, Inc. (Health Care Supplies)(a)            125,000      4,331,250
=======================================================================

TAIWAN-3.69%

ASE Test Ltd. (Semiconductor Equipment)(a)       436,400      5,948,132
-----------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)       1,250,000      4,218,344
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

TAIWAN-(CONTINUED)

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                      400,000   $  7,080,000
-----------------------------------------------------------------------
United Microelectronics Corp.-ADR
  (Semiconductors)                             1,200,000     12,120,000
=======================================================================
                                                             29,366,476
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $87,466,909)                           88,130,824
=======================================================================

MONEY MARKET FUNDS-3.32%

STIC Liquid Assets Portfolio(b)                13,211,887    13,211,887
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        13,211,887    13,211,887
=======================================================================
    Total Money Market Funds (Cost
      $26,423,774)                                           26,423,774
=======================================================================
TOTAL INVESTMENTS-101.03% (Cost $774,450,395)               803,729,848
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.03%)                        (8,178,459)
=======================================================================
NET ASSETS-100.00%                                         $795,551,389
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $774,450,395)*                               $803,729,848
-----------------------------------------------------------
Foreign currencies, at value (cost
  $957,142)                                         953,736
-----------------------------------------------------------
Receivables for:
  Investments sold                               22,557,405
-----------------------------------------------------------
  Fund shares sold                                  584,057
-----------------------------------------------------------
  Dividends                                         160,169
-----------------------------------------------------------
Investment for deferred compensation plan            24,070
-----------------------------------------------------------
Collateral for securities loaned                 29,585,600
-----------------------------------------------------------
Other assets                                         37,025
===========================================================
    Total assets                                857,631,910
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          27,673,273
-----------------------------------------------------------
  Fund shares reacquired                          3,420,628
-----------------------------------------------------------
  Deferred compensation plan                         24,070
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                       29,585,600
-----------------------------------------------------------
Accrued distribution fees                           755,760
-----------------------------------------------------------
Accrued trustees' fees                                1,510
-----------------------------------------------------------
Accrued transfer agent fees                         464,516
-----------------------------------------------------------
Accrued operating expenses                          155,164
===========================================================
    Total liabilities                            62,080,521
===========================================================
Net assets applicable to shares outstanding    $795,551,389
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $303,584,224
___________________________________________________________
===========================================================
Class B                                        $351,479,966
___________________________________________________________
===========================================================
Class C                                        $140,487,199
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                          38,541,126
___________________________________________________________
===========================================================
Class B                                          45,481,402
___________________________________________________________
===========================================================
Class C                                          18,180,255
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       7.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.88 divided by
      94.50%)                                  $       8.34
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       7.73
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       7.73
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $27,235,902 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $7,628)                                   $  1,791,226
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             300,579
-----------------------------------------------------------
Interest                                                200
-----------------------------------------------------------
Security lending income                             212,559
===========================================================
    Total investment income                       2,304,564
===========================================================

EXPENSES:

Advisory fees                                     3,769,185
-----------------------------------------------------------
Administrative services fees                         79,056
-----------------------------------------------------------
Custodian fees                                       70,758
-----------------------------------------------------------
Distribution fees -- Class A                        589,640
-----------------------------------------------------------
Distribution fees -- Class B                      1,960,527
-----------------------------------------------------------
Distribution fees -- Class C                        788,449
-----------------------------------------------------------
Transfer agent fees -- Class A                      882,598
-----------------------------------------------------------
Transfer agent fees -- Class B                    1,056,323
-----------------------------------------------------------
Transfer agent fees -- Class C                      424,813
-----------------------------------------------------------
Trustees' fees                                        6,515
-----------------------------------------------------------
Other                                               252,659
===========================================================
    Total expenses                                9,880,523
===========================================================
Less: Fees waived                                    (2,695)
-----------------------------------------------------------
    Expenses paid indirectly                         (5,154)
===========================================================
    Net expenses                                  9,872,674
===========================================================
Net investment income (loss)                     (7,568,110)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (61,478,889)
-----------------------------------------------------------
  Foreign currencies                                 12,966
===========================================================
                                                (61,465,923)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          98,585,534
-----------------------------------------------------------
  Foreign currencies                                  5,236
===========================================================
                                                 98,590,770
===========================================================
Net gain from investment securities and
  foreign currencies                             37,124,847
===========================================================
Net increase in net assets resulting from
  operations                                   $ 29,556,737
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2002              2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (7,568,110)   $  (17,536,932)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (61,465,923)     (545,282,682)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  98,590,770      (352,555,160)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   29,556,737      (915,374,774)
==============================================================================================
Share transactions-net:
  Class A                                                        (20,275,588)       (4,824,124)
----------------------------------------------------------------------------------------------
  Class B                                                        (28,654,397)       19,065,645
----------------------------------------------------------------------------------------------
  Class C                                                        (14,872,073)        5,699,957
==============================================================================================
    Net increase (decrease) in net assets                        (34,245,321)     (895,433,296)
==============================================================================================

NET ASSETS:

  Beginning of period                                            829,796,710     1,725,230,006
==============================================================================================
  End of period                                               $  795,551,389    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,536,062,882    $1,599,864,940
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (7,595,666)          (27,556)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (762,200,516)     (700,734,593)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             29,284,689       (69,306,081)
==============================================================================================
                                                              $  795,551,389    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $689,760,879 as of October 31, 2001 is broken down by expiration date as follows:

CAPITAL LOSS
CARRYFORWARD                                                  EXPIRATION
------------                                                  ----------
$  3,389,675                                               October 31, 2007
---------------------------------------------------------------------------
 144,576,334                                               October 31, 2008
---------------------------------------------------------------------------
 541,794,870                                               October 31, 2009
===========================================================================
$689,760,879
___________________________________________________________________________
===========================================================================

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $2,695.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $79,056 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $1,255,649 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $589,640, $1,960,527 and $788,449, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $86,198 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $2,430, $130 and $16,824 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $4,570 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,129 and reductions in custodian fees of $25 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,154.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lessor of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $27,235,902 were on loan to brokers. The loans were secured by cash collateral of $29,585,600 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2002, the Fund received fees of $212,559 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $783,792,321 and $841,504,777, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $76,292,317
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (48,328,208)
=========================================================================
Net unrealized appreciation of investment securities          $27,964,109
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $775,765,739.


NOTE 8--SHARE INFORMATION


Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:
  Class A                                                      3,673,894    $ 31,233,327     12,849,753    $144,467,400
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,321,818      19,408,919     11,680,092     132,373,521
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,155,849       9,638,556      6,058,052      68,141,585
=======================================================================================================================
Reacquired:
  Class A                                                     (6,111,324)    (51,508,915)   (15,179,735)   (149,291,524)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,816,972)    (48,063,316)   (11,736,735)   (113,307,876)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,956,778)    (24,510,629)    (6,377,405)    (62,441,628)
=======================================================================================================================
                                                              (7,733,513)   $(63,802,058)    (2,705,978)   $ 19,941,478
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                                -----------------------------------------------------------
                                                                                                             JUNE 7, 1999
                                                                  SIX MONTHS            YEAR ENDED         (DATE OPERATIONS
                                                                     ENDED             OCTOBER 31,          COMMENCED) TO
                                                                   APRIL 30,       --------------------      OCTOBER 31,
                                                                    2002(a)          2001        2000            1999
                                                                ---------------    --------    --------    ----------------
Net asset value, beginning of period                               $    7.62       $  15.40    $  12.14      $      10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.05)         (0.12)      (0.11)            (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         0.31          (7.66)       3.37              2.17
===========================================================================================================================
    Total from investment operations                                    0.26          (7.78)       3.26              2.14
===========================================================================================================================
Net asset value, end of period                                     $    7.88       $   7.62    $  15.40      $      12.14
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                         3.41%        (50.52)%     26.85%            21.40%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 303,584       $312,377    $666,929      $    163,872
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                                 1.82%(c)       1.64%       1.50%             1.60%(d)(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets            (1.29)%(c)     (1.04)%     (0.93)%           (1.00)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                                   93%           143%         90%               29%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $339,729,247.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(e) Annualized.


                                                                                       CLASS B
                                                                ------------------------------------------------------
                                                                                                        JUNE 7, 1999
                                                                SIX MONTHS         YEAR ENDED         (DATE OPERATIONS
                                                                  ENDED           OCTOBER 31,          COMMENCED) TO
                                                                APRIL 30,     --------------------      OCTOBER 31,
                                                                 2002(a)        2001        2000            1999
                                                                ----------    --------    --------    ----------------
Net asset value, beginning of period                             $   7.50     $  15.26    $  12.11        $  10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)       (0.18)      (0.18)          (0.04)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.31        (7.58)       3.33            2.15
======================================================================================================================
    Total from investment operations                                 0.23        (7.76)       3.15            2.11
======================================================================================================================
Net asset value, end of period                                   $   7.73     $   7.50    $  15.26        $  12.11
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                      3.07%      (50.85)%     26.01%          21.10%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $351,480     $367,494    $748,480        $177,430
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                              2.48%(c)     2.32%       2.17%           2.24%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets         (1.96)%(c)   (1.72)%     (1.60)%         (1.64)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                                93%         143%         90%             29%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $395,354,900.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(e)  Annualized.


                                                                                       CLASS C
                                                                ------------------------------------------------------
                                                                                                        JUNE 7, 1999
                                                                SIX MONTHS         YEAR ENDED         (DATE OPERATIONS
                                                                  ENDED           OCTOBER 31,          COMMENCED) TO
                                                                APRIL 30,     --------------------      OCTOBER 31,
                                                                 2002(a)        2001        2000            1999
                                                                ----------    --------    --------    ----------------
Net asset value, beginning of period                             $   7.50     $  15.26    $  12.11        $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)       (0.19)      (0.17)         (0.04)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.31        (7.57)       3.32           2.15
======================================================================================================================
    Total from investment operations                                 0.23        (7.76)       3.15           2.11
======================================================================================================================
Net asset value, end of period                                   $   7.73     $   7.50    $  15.26        $ 12.11
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                      3.07%      (50.85)%     26.01%         21.10%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $140,487     $149,925    $309,821        $51,605
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                              2.48%(c)     2.32%       2.17%          2.24%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets         (1.96)%(c)   (1.72)%     (1.60)%        (1.64)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                                93%         143%         90%            29%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $158,996,531.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(e)  Annualized.

BOARD OF TRUSTEES                OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                 Robert H. Graham                          11 Greenway Plaza
                                 Chairman and President                    Suite 100
Frank S. Bayley                                                            Houston, TX 77046
                                 Carol F. Relihan
Bruce L. Crockett                Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                 Gary T. Crum                              A I M Advisors, Inc.
                                 Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                         Suite 100
                                 Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                   Vice President and Treasurer
                                                                           SUB-ADVISOR
Carl Frischling                  Stuart W. Coco
                                 Vice President                            H.S. Dent Advisors, Inc.
Prema Mathai-Davis                                                         6515 Gwin Road
                                 Melville B. Cox                           Oakland, CA 94611
Lewis F. Pennock                 Vice President
                                                                           TRANSFER AGENT
Ruth H. Quigley                  Edgar M. Larsen
                                 Vice President                            A I M Fund Services, Inc.
Louis S. Sklar                                                             P.O. Box 4739
                                                                           Houston, TX 77210-4739

                                                                           CUSTODIAN

                                                                           State Street Bank and Trust Company
                                                                           225 Franklin Street
                                                                           Boston, MA 02110

                                                                           COUNSEL TO THE FUND

                                                                           Ballard Spahr
                                                                           Andrews & Ingersoll, LLP
                                                                           1735 Market Street
                                                                           Philadelphia, PA 19103

                                                                           COUNSEL TO THE TRUSTEES

                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR

                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                      $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)            AIM Developing Markets                      million shareholders, including
AIM Mid Cap Opportunities(1)              AIM European Small Company                  individual investors, corporate clients
AIM Large Cap Opportunities(1)            AIM Asian Growth                            and financial institutions.*
AIM Emerging Growth                       AIM International Emerging Growth
AIM Small Cap Growth(2)                   AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                     AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                        AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends               AIM International Equity                    of the world's largest independent
AIM Constellation                         AIM Global Growth                           financial services companies with $400
AIM Large Cap Growth                      AIM Worldwide Spectrum                      billion in assets under management.*
AIM Weingarten                            AIM Global Trends
AIM Small Cap Equity                      AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                   MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                         MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                 AIM New Technology
AIM Charter                               AIM Global Telecommunications and Technology
AIM Basic Value                           AIM Global Energy(5)
AIM Large Cap Basic Value                 AIM Global Infrastructure
AIM Balanced                              AIM Global Financial Services
AIM Basic Balanced                        AIM Global Health Care
                                          AIM Global Utilities
       MORE CONSERVATIVE                  AIM Real Estate(6)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       DDT-SAR-1

A I M DISTRIBUTORS, INC.